                                                                    EXHIBIT 99.3

                FIVE YEAR FINANCIAL SUMMARY AND SELECTED RATIOS
                 (Dollars in thousands, except per share data)

                                   As of/For the Years Ended December 31,
                         ---------------------------------------------------------------
                            1999         1998         1997         1996         1995
                         -----------  -----------  -----------  -----------  -----------
Summary of Operations
 Interest income........ $ 3,262,261  $ 2,999,395  $ 2,716,850  $ 2,439,329  $ 2,299,880
 Interest expense.......   1,604,179    1,501,908    1,333,052    1,182,773    1,158,425
                         -----------  -----------  -----------  -----------  -----------
 Net interest income....   1,658,082    1,497,487    1,383,798    1,256,556    1,141,455
 Provision for loan and
  lease losses..........     104,667      103,148      113,679       71,474       47,948
                         -----------  -----------  -----------  -----------  -----------
 Net interest income
  after provision for
  loan and lease
  losses................   1,553,415    1,394,339    1,270,119    1,185,082    1,093,507
 Noninterest income.....     793,686      621,532      529,106      395,831      300,890
 Noninterest expense....   1,436,056    1,183,224    1,151,308      988,865      961,668
                         -----------  -----------  -----------  -----------  -----------
 Income before income
  taxes.................     911,045      832,647      647,917      592,048      432,729
 Provision for income
  taxes.................     296,685      265,699      221,706      192,929      142,022
                         -----------  -----------  -----------  -----------  -----------
 Net income............. $   614,360  $   566,948  $   426,211  $   399,119  $   290,707
                         ===========  ===========  ===========  ===========  ===========
Per Common Share
 Average shares
  outstanding (000's):
 Basic..................     344,599      340,319      339,172      338,216      336,264
 Diluted................     350,798      347,357      345,404      345,843      350,101
 Basic earnings per
  share................. $      1.78  $      1.67  $      1.26  $      1.18  $       .85
                         ===========  ===========  ===========  ===========  ===========
 Diluted earnings per
  share................. $      1.75  $      1.63  $      1.23  $      1.15  $       .83
                         ===========  ===========  ===========  ===========  ===========
 Cash dividends paid.... $       .75  $       .66  $       .58  $       .50  $       .43
 Shareholders' equity...        9.76         9.68         8.65         8.00         7.56
Average Balances
 Securities............. $11,316,722  $ 9,707,822  $ 8,880,129  $ 8,156,024  $ 7,920,860
 Loans and leases *.....  29,118,123   26,266,844   23,366,132   20,938,577   19,487,828
 Other assets...........   3,267,528    2,928,989    2,312,405    2,140,173    2,036,939
                         -----------  -----------  -----------  -----------  -----------
   Total assets......... $43,702,373  $38,903,655  $34,558,666  $31,234,774  $29,445,627
                         ===========  ===========  ===========  ===========  ===========
 Deposits............... $28,422,050  $26,117,721  $24,637,767  $23,348,680  $21,640,549
 Other liabilities......   6,116,419    5,119,942    3,897,586    3,096,108    4,005,588
 Long-term debt.........   5,800,764    4,583,995    3,237,492    2,199,316    1,369,453
 Common shareholders'
  equity................   3,363,140    3,081,997    2,782,049    2,567,947    2,350,128
 Preferred shareholders'
  equity................          --           --        3,772       22,723       79,909
                         -----------  -----------  -----------  -----------  -----------
   Total liabilities and
    shareholders'
    equity.............. $43,702,373  $38,903,655  $34,558,666  $31,234,774  $29,445,627
                         ===========  ===========  ===========  ===========  ===========
Period End Balances
 Total assets........... $45,479,056  $41,243,749  $37,489,552  $32,932,082  $30,621,861
 Deposits...............  28,791,574   27,842,986   25,858,066   24,165,136   22,812,095
 Long-term debt.........   5,520,484    5,445,800    4,113,387    2,564,578    1,667,689
 Shareholders' equity...   3,396,411    3,326,602    2,943,060    2,704,077    2,616,156
Selected Ratios
 Rate of return on:
 Average total assets...        1.41%        1.46%        1.23%        1.28%         .99%
 Average common
  shareholders'
  equity................       18.27        18.40        15.32        15.50        12.12
 Dividend payout........       42.13        39.52        46.03        42.37        50.59
 Average equity to
  average assets........        7.70         7.92         8.06         8.29         8.25

--------
*  Loans and leases are net of unearned income and include loans held for sale.
NM--Not meaningful.

                                    Table 1

      Selected Financial Data of Significant Banking & Thrift Subsidiaries
          As of / For the Years Ended December 31, 1999, 1998 and 1997

                                                              First
                            BB&T-NC    BB&T-SC    BB&T-VA    Liberty    Premier
                          ----------- ---------- ---------- ---------- ----------
                                           (Dollars in thousands)
1999
Total assets............  $29,631,391 $4,842,462 $5,098,872 $1,765,277 $1,542,443
Securities..............    7,740,265    477,705  1,308,673    399,005    160,119
Loans and leases, net of
 unearned income*.......   19,402,829  3,698,046  3,294,038  1,201,689    802,712
Deposits................   18,021,189  3,686,484  3,462,041  1,047,686  1,217,053
Shareholder's equity....    2,130,303    364,060    471,938    123,658    147,098
Net interest income.....      968,187    216,781    188,522     59,626     63,852
Provision for loan and
 lease losses...........       43,053     15,491      6,689      9,728      8,824
Noninterest income......      564,174     68,473     51,170     22,072      8,926
Noninterest expense.....      896,799    126,689    145,242     59,615     44,050
Net income..............      417,751     91,059     54,457      8,463     14,675
1998
Total assets............  $26,868,711 $4,641,393 $5,257,737 $1,506,352 $  919,166
Securities..............    6,735,729    783,727  1,177,446    322,152     80,423
Loans and leases, net of
 unearned income*.......   17,845,119  3,266,871  3,321,677  1,034,511    746,185
Deposits................   17,858,406  3,702,383  3,496,787  1,075,832    805,853
Shareholder's equity....    2,170,812    429,572    612,083    123,333     94,776
Net interest income.....      902,319    201,132    187,189     49,653     45,596
Provision for loan and
 lease losses...........       47,167     13,455     12,227      5,116        480
Noninterest income......      459,246     71,945     52,550     20,080      7,972
Noninterest expense.....      801,036    119,224    143,515     40,632     26,365
Net income..............      365,517     89,653     52,526     15,057     17,976
1997
Total assets............  $23,253,933 $4,364,982 $5,260,598 $1,269,997 $  366,053
Securities..............    5,590,186  1,020,554  1,469,392    245,277     42,177
Loans and leases, net of
 unearned income*.......   15,749,571  3,052,755  3,274,679    910,502    292,194
Deposits................   16,419,895  3,401,236  3,507,108    936,502    311,328
Shareholder's equity....    1,816,733    374,871    574,742    101,457     27,365
Net interest income.....      867,392    184,341    123,738     43,105     14,690
Provision for loan and
 lease losses...........       54,197     14,109      8,537      6,316        350
Noninterest income......      439,772     70,916     27,008     15,650      1,994
Noninterest expense.....      825,898    135,018     90,649     35,320     10,520
Net income..............      285,209     68,024     34,089      8,850      3,692

--------
* Includes loans held for sale.

                                    Table 2

                    Composition of Loan and Lease Portfolio*

                                                December 31,
                         -----------------------------------------------------------
                            1999        1998        1997        1996        1995
                         ----------- ----------- ----------- ----------- -----------
                                           (Dollars in thousands)
Loans:
  Commercial, financial
   and agricultural..... $ 4,808,742 $ 4,465,713 $ 4,086,922 $ 3,554,955 $ 3,042,383
  Real estate--
   construction and land
   development..........   3,672,191   2,803,085   2,688,239   2,023,971   1,487,937
  Real estate--
   mortgage.............  16,784,223  15,163,133  13,822,249  12,184,992  11,873,917
  Consumer..............   3,745,626   3,322,275   3,285,231   3,331,258   2,940,155
                         ----------- ----------- ----------- ----------- -----------
    Loans held for
     investment.........  29,010,782  25,754,206  23,882,641  21,095,176  19,344,392
    Loans held for
     sale...............     363,255   1,296,315     616,400     293,632     322,271
                         ----------- ----------- ----------- ----------- -----------
      Total loans.......  29,374,037  27,050,521  24,499,041  21,388,808  19,666,663
Leases..................   2,605,911   1,620,326     788,462     576,991     376,152
                         ----------- ----------- ----------- ----------- -----------
      Total loans and
       leases........... $31,979,948 $28,670,847 $25,287,503 $21,965,799 $20,042,815
                         =========== =========== =========== =========== ===========

--------
* Balances include unearned income.

                                    Table 3

              Selected Loan Maturities and Interest Sensitivity *

                                                    December 31, 1999
                                           ------------------------------------
                                           Commercial,
                                            Financial
                                               and      Real Estate:
                                           Agricultural Construction   Total
                                           ------------ ------------ ----------
                                                  (Dollars in thousands)
Fixed rate:
  1 year or less (2)......................  $  243,500   $  548,993  $  792,493
  1-5 years...............................   1,033,947      295,611   1,329,558
  After 5 years...........................     267,601           --     267,601
                                            ----------   ----------  ----------
    Total.................................   1,545,048      844,604   2,389,652
                                            ----------   ----------  ----------
Variable rate:
  1 year or less (2)......................   1,708,543    1,922,759   3,631,302
  1-5 years...............................   1,406,652      904,828   2,311,480
  After 5 years...........................     148,499           --     148,499
                                            ----------   ----------  ----------
    Total.................................   3,263,694    2,827,587   6,091,281
                                            ----------   ----------  ----------
      Total loans and leases (1)..........  $4,808,742   $3,672,191  $8,480,933
                                            ==========   ==========  ==========

--------
*  Balances include unearned income.

  Scheduled repayments are reported in the maturity category in which the payment is due. Determinations of maturities are based upon contract terms. BB&T's credit policy does not permit automatic renewals of loans. At the scheduled maturity date (including balloon payment date), the customer must request a new loan to replace the matured loan and execute a new note with rate, terms and conditions negotiated at that time.

(1)The table excludes:

                                                                    (Dollars in
                                                                    thousands)
                                                                    -----------
        (i) consumer loans to individuals for household, family
            and other personal expenditures.......................  $ 3,745,626
        (ii)real estate mortgage loans............................   16,784,223
        (iii)loans held for sale..................................      363,255
        (iv)leases................................................    2,605,911
                                                                    -----------
                                                                    $23,499,015
                                                                    ===========

(2) Includes loans due on demand.

                                    Table 4

         Allocation of Allowance for Loan and Lease Losses by Category

                          -----------------------------------------------------------------------------------------
                                1999              1998              1997              1996              1995
                          ----------------- ----------------- ----------------- ----------------- -----------------
                                   % Loans           % Loans           % Loans           % Loans           % Loans
                                   in each           in each           in each           in each           in each
                           Amount  category  Amount  category  Amount  category  Amount  category  Amount  category
                          -------- -------- -------- -------- -------- -------- -------- -------- -------- --------
                                                           (Dollars in thousands)
Balance at end of period
 applicable to:
Commercial, financial
 and agricultural.......  $ 65,278    15%   $ 57,934    16%   $ 60,181    16%   $ 60,583    16%   $ 59,906    15%
Real estate:
 Construction and land
  development...........    41,465    11      34,420    10      26,224    11      18,831     9      23,131     7
 Mortgage...............   145,385    52     115,079    53     112,365    55      97,548    55      94,674    59
                          --------   ---    --------   ---    --------   ---    --------   ---    --------   ---
 Real estate--total.....   186,850    63     149,499    63     138,589    66     116,379    64     117,805    66
                          --------   ---    --------   ---    --------   ---    --------   ---    --------   ---
Consumer................    34,940    14      39,148    15      36,247    15      29,708    17      22,890    17
Leases..................    21,726     8      12,737     6       8,021     3       5,207     3       3,325     2
Unallocated.............   102,394    --     119,213    --      89,603    --      78,162    --      63,254    --
                          --------   ---    --------   ---    --------   ---    --------   ---    --------   ---
 Total..................  $411,188   100%   $378,531   100%   $332,641   100%   $290,039   100%   $267,180   100%
                          ========   ===    ========   ===    ========   ===    ========   ===    ========   ===

                                    Table 5

                Analysis of Allowance for Loan and Lease Losses

                                                 December 31,
                          ---------------------------------------------------------------
                             1999         1998         1997         1996         1995
                          -----------  -----------  -----------  -----------  -----------
                                            (Dollars in thousands)
Balance, beginning of
 period.................  $   378,531  $   332,641  $   290,039  $   267,180  $   256,110
Charge-offs:
  Commercial, financial
   and agricultural.....      (27,094)     (16,067)     (20,599)     (14,893)     (14,066)
  Real estate...........      (16,347)     (13,001)     (15,027)     (12,475)     (14,236)
  Consumer..............      (67,800)     (73,913)     (74,833)     (53,882)     (33,743)
  Lease receivables.....         (993)      (1,167)        (671)        (768)        (614)
                          -----------  -----------  -----------  -----------  -----------
    Total charge-offs...     (112,234)    (104,148)    (111,130)     (82,018)     (62,659)
                          -----------  -----------  -----------  -----------  -----------
Recoveries:
  Commercial, financial
   and agricultural.....       11,218        8,501        7,372        9,684        7,617
  Real estate...........        4,035        3,883        5,366        6,789        4,059
  Consumer..............       14,167       12,759        9,644        9,327        9,602
  Lease receivables.....          107          425          232          136          395
                          -----------  -----------  -----------  -----------  -----------
    Total recoveries....       29,527       25,568       22,614       25,936       21,673
                          -----------  -----------  -----------  -----------  -----------
  Net charge-offs.......      (82,707)     (78,580)     (88,516)     (56,082)     (40,986)
                          -----------  -----------  -----------  -----------  -----------
  Provision charged to
   expense..............      104,667      103,148      113,679       71,474       47,958
                          -----------  -----------  -----------  -----------  -----------
  Allowance of loans
   acquired in purchase
   transactions.........       10,392       21,258       17,439        7,467        4,098
  Reconciliation of
   fiscal year of merged
   companies to calender
   year.................          305           64           --           --           --
                          -----------  -----------  -----------  -----------  -----------
Balance, end of period..  $   411,188  $   378,531  $   332,641  $   290,039  $   267,180
                          ===========  ===========  ===========  ===========  ===========
Average loans and leases
 *......................  $29,118,123  $26,266,844  $23,366,132  $20,937,716  $19,599,374
Net charge-offs as a
 percentage of average
 loans and leases.......          .28%         .30%         .38%         .27%         .21%
                          ===========  ===========  ===========  ===========  ===========

--------
*  Loans and leases are net of unearned income and include loans held for sale.

                                    Table 6

                      Composition of Securities Portfolio

                                                        December 31,
                                             ----------------------------------
                                                1999        1998        1997
                                             ----------- ----------- ----------
                                                   (Dollars in thousands)
Trading Securities (at estimated fair
 value):...................................  $    93,221 $    60,422 $   67,878
                                             ----------- ----------- ----------
Securities held to maturity (at amortized
 cost):
    U.S. Treasury, government and agency
     obligations...........................       23,117      59,656    126,608
    States and political subdivisions......       74,005     235,233    272,591
    Mortgage-backed securities.............           --      71,663    147,680
    Other securities.......................           --       6,920      1,315
                                             ----------- ----------- ----------
  Total securities held to maturity........       97,122     373,472    548,194
                                             ----------- ----------- ----------
Securities available for sale (at estimated
 fair value):
    U.S. Treasury, government and agency
     obligations...........................    4,682,816   3,944,528  4,755,355
    States and political subdivisions......      568,070     188,095    106,358
    Mortgage-backed securities.............    3,886,646   4,243,343  3,421,009
    Other securities.......................    1,633,715   1,283,367    507,557
                                             ----------- ----------- ----------
  Total securities available for sale......   10,771,247   9,659,333  8,790,279
                                             ----------- ----------- ----------
Total securities...........................  $10,961,590 $10,093,227 $9,406,351
                                             =========== =========== ==========

                                    Table 7

          Scheduled Maturities of Time Deposits of $100,000 or Greater
                               December 31, 1999
                             (Dollars in thousands)

Maturity Schedule
  Less than three months............................................ $1,576,249
  Three through six months..........................................    755,278
  Seven through twelve months.......................................    890,130
  Over twelve months................................................    695,079
                                                                     ----------
    Total........................................................... $3,916,736
                                                                     ==========

                                    Table 8

                           Short-Term Borrowed Funds

  The following information summarizes certain pertinent information for the past three years on short-term borrowed funds:

                                              1999        1998        1997
                                           ----------  ----------  ----------
                                                (Dollars in thousands)
Maximum outstanding at any month-end
 during the year.......................... $7,080,882  $5,850,673  $4,202,356
Average outstanding during the year.......  5,463,467   4,535,876   3,451,085
Average interest rate during the year.....       4.87%       5.23%       5.33%
Average interest rate at end of year......       4.16        4.87        5.57

                                    Table 9

    Capital Adequacy for BB&T Corporation and Principal Banking and Thrift
                                 Subsidiaries

                             Regulatory       BB&T-  BB&T-  BB&T-   First
                              Minimums  BB&T   NC     SC     VA    Liberty Premier
                             ---------- ----  -----  -----  -----  ------- -------
Risk-based capital ratios:
  Tier 1 capital (1)........    4.0%     9.4%  9.8%   9.7%  11.3%    9.3%   11.6%
  Total risk-based capital
   (2)......................    8.0     13.0  11.0   11.0   12.5    10.5    12.9
Tier 1 leverage ratio (3)...    3.0      6.8   6.7    7.7    7.5     6.9     9.6

--------
(1) Shareholders' equity less nonqualifying intangible assets; computed as a ratio of risk-weighted assets, as defined in the risk-based capital guidelines.
(2) Tier 1 capital plus qualifying loan loss allowance and subordinated debt; computed as a ratio of risk-weighted assets as defined in the risk-based capital guidelines.
(3) Tier 1 capital computed as a percentage of fourth quarter average assets less nonqualifying intangibles.

                                   Table 10

                                  Securities

                                                     December 31, 1999
                                              --------------------------------
                                              Carrying Value Average Yield (3)
                                              -------------- -----------------
                                                   (Dollars in thousands)
U.S. Treasury, government and agency
 obligations (1):
  Within one year............................  $ 1,002,138         6.37%
  One to five years..........................    2,839,249         6.25
  Five to ten years..........................    1,392,834         6.53
  After ten years............................    3,358,358         6.45
                                               -----------         ----
    Total....................................    8,592,579         6.39
                                               -----------         ----
States and political subdivisions:
  Within one year............................       34,698         8.41
  One to five years..........................      130,085         8.18
  Five to ten years..........................      228,156         7.19
  After ten years............................      249,136         7.53
                                               -----------         ----
    Total....................................      642,075         7.59
                                               -----------         ----
Other securities:
  Within one year............................       14,806         6.82
  One to five years..........................       11,678         7.34
  Five to ten years..........................        6,602         6.19
  After ten years............................      342,191         6.54
                                               -----------         ----
    Total....................................      375,277         6.57
                                               -----------         ----
Securities with no stated maturity...........    1,351,659         5.84
                                               -----------         ----
  Total securities (2).......................  $10,961,590         6.40%
                                               ===========         ====

--------
(1) Included in U.S. Treasury, government and agency obligations are mortgage-backed securities totaling $3.9 billion classified as available for sale and disclosed at estimated fair value. These securities are included in each of the categories based upon final stated maturity dates. The original contractual lives of these securities range from five to 30 years; however, a more realistic average maturity would be substantially shorter because of the monthly return of principal on certain securities.
(2) Includes securities held to maturity of $97.1 million carried at amortized cost and securities available for sale and trading securities carried at estimated fair values of $10.8 billion and $93.2 million, respectively.
(3) Taxable equivalent basis as applied to amortized cost.

                                    Table 11

                                 Asset Quality

                                                         December 31,
                                                  ----------------------------
                                                    1999      1998      1997
                                                  --------  --------  --------
                                                    (Dollars in thousands)
Nonaccrual loans and leases*..................... $108,708  $110,647  $120,129
Restructured loans...............................    1,094     3,214     2,492
Foreclosed property..............................   28,521    34,277    43,531
                                                  --------  --------  --------
  Nonperforming assets........................... $138,323  $148,138  $166,152
                                                  ========  ========  ========
  Loans 90 days or more past due and still
   accruing...................................... $ 54,493  $ 55,000  $ 50,121
                                                  ========  ========  ========
Asset Quality Ratios:
  Nonaccrual and restructured loans and leases as
   a percentage of loans and leases..............      .41%      .41%      .49%
  Nonperforming assets as a percentage of:
    Total assets.................................      .30       .36       .44
    Loans and leases plus foreclosed property....      .45       .53       .66
  Net charge-offs as a percentage of average
   loans and leases..............................      .28       .30       .38
  Allowance for losses as a percentage of loans
   and leases....................................     1.34      1.36      1.33
  Ratio of allowance for losses to:
    Net charge-offs..............................     4.97x     4.82x     3.76x
    Nonaccrual and restructured loans and
     leases......................................     3.74      3.32      2.71

--------
NOTE: Items referring to loans and leases are net of unearned income and include loans held for sale.
   * Includes $30.7 million, $45.8 million and $50.7 million of impaired loans at December 31, 1999, 1998 and 1997, respectively.
      See Note D in the "Notes to Consolidated Financial Statements."

                                   Table 12

               FTE Net Interest Income and Rate/Volume Analysis

             For the Years Ended December 31, 1999, 1998 and 1997

                            Average Balances             Yield/Rate               Income/Expense
                  ------------------------------------ ----------------  --------------------------------
                      1999        1998        1997     1999  1998  1997     1999       1998       1997
                  ------------ ----------- ----------- ----  ----  ----  ---------- ---------- ----------
                                                                              (Dollars in thousands)
Assets
Securities (1):
U.S. Treasury,
government and
other (5).......  $ 10,705,676 $ 9,352,840 $ 8,540,926 6.52% 6.70% 6.71% $  698,455 $  626,555 $  573,310
States and
political
subdivisions....       611,046     354,982     339,203 7.76  8.39  8.31      47,407     29,782     28,193
                  ------------ ----------- ----------- ----  ----  ----  ---------- ---------- ----------
Total securities
(5).............    11,316,722   9,707,822   8,880,129 6.59  6.76  6.77     745,862    656,337    601,503
Other earning
assets (2)......       367,113     364,674     232,896 5.05  5.60  6.18      18,544     20,429     14,395
Loans and
leases, net of
unearned income
(1)(3)(4)(5)....    29,118,123  26,266,844  23,366,132 8.88  9.11  9.24   2,584,847  2,392,578  2,158,921
                  ------------ ----------- ----------- ----  ----  ----  ---------- ---------- ----------
Total earning
assets..........    40,801,958  36,339,340  32,479,157 8.21  8.45  8.54   3,349,253  3,069,344  2,774,819
                  ------------ ----------- ----------- ----  ----  ----  ---------- ---------- ----------
Non-earning
assets..........     2,900,415   2,564,315   2,079,509
                  ------------ ----------- -----------
Total assets....  $ 43,702,373 $38,903,655 $34,558,666
                  ============ =========== ===========
Liabilities and
Shareholders'
Equity
Interest-bearing
deposits:
Savings and
interest-
checking........  $  2,183,793 $ 2,335,781 $ 2,767,257 1.69  2.15  1.96      36,843     50,217     54,376
Money rate
savings.........     7,742,709   6,476,392   5,344,760 2.98  3.03  3.20     230,382    196,330    170,975
Other time
deposits........    14,523,913  13,708,684  13,282,257 5.17  5.49  5.52     750,381    752,785    733,205
                  ------------ ----------- ----------- ----  ----  ----  ---------- ---------- ----------
Total interest-
bearing
deposits........    24,450,415  22,520,857  21,394,274 4.16  4.44  4.48   1,017,606    999,332    958,556
Short-term
borrowed funds..     5,463,467   4,535,876   3,451,085 4.87  5.23  5.33     266,275    237,158    183,814
Long-term debt..     5,800,764   4,583,995   3,237,492 5.52  5.79  5.89     320,298    265,418    190,682
                  ------------ ----------- ----------- ----  ----  ----  ---------- ---------- ----------
Total interest-
bearing
liabilities.....    35,714,646  31,640,728  28,082,851 4.49  4.75  4.75   1,604,179  1,501,908  1,333,052
                  ------------ ----------- ----------- ----  ----  ----  ---------- ---------- ----------
Noninterest-
bearing
deposits........     3,971,635   3,596,864   3,243,493
Other
liabilities.....       652,952     584,066     446,501
Shareholders'
equity..........     3,363,140   3,081,997   2,785,821
                  ------------ ----------- -----------
Total
liabilities and
shareholders'
equity..........  $ 43,702,373 $38,903,655 $34,558,666
                  ============ =========== ===========
Average interest
rate spread.....                                       3.72  3.70  3.79
Net yield on
earning assets..                                       4.28% 4.31% 4.44% $1,745,074 $1,567,436 $1,441,767
                                                       ====  ====  ====  ========== ========== ==========
Taxable
equivalent
adjustment......                                                         $   86,992 $   69,949 $   57,969
                                                                         ========== ========== ==========
                          1998 v. 1997                   1997 v. 1996
                  ------------------------------ ------------------------------
                               Change due to                  Change due to
                   Increase  -------------------  Increase  -------------------
                  (Decrease)   Rate     Volume   (Decrease)   Rate     Volume
                  ---------- --------- --------- ---------- --------- ---------
Assets
Securities (1):
U.S. Treasury,
government and
other (5).......   $ 71,900  $(16,723) $ 88,623   $ 53,245  $ (1,148) $ 54,393
States and
political
subdivisions....     17,625    (2,394)   20,019      1,589       267     1,322
                  ---------- --------- --------- ---------- --------- ---------
Total securities
(5).............     89,525   (19,117)  108,642     54,834      (881)   55,715
Other earning
assets (2)......     (1,885)   (2,021)      136      6,034    (1,457)    7,491
Loans and
leases, net of
unearned income
(1)(3)(4)(5)....    192,269   (62,096)  254,365    233,657   (30,950)  264,607
                  ---------- --------- --------- ---------- --------- ---------
Total earning
assets..........    279,909   (83,234)  363,143    294,525   (33,288)  327,813
                  ---------- --------- --------- ---------- --------- ---------
Non-earning
assets..........
Total assets....
Liabilities and
Shareholders'
Equity
Interest-bearing
deposits:
Savings and
interest-
checking........    (13,374)  (10,270)   (3,104)    (4,159)    4,817    (8,976)
Money rate
savings.........     34,052    (3,688)   37,740     25,355    (9,326)   34,681
Other time
deposits........     (2,404)  (45,843)   43,439     19,580    (3,854)   23,434
                  ---------- --------- --------- ---------- --------- ---------
Total interest-
bearing
deposits........     18,274   (59,801)   78,075     40,776    (8,363)   49,139
Short-term
borrowed funds..     29,117   (16,911)   46,028     53,344    (3,433)   56,777
Long-term debt..     54,880   (12,791)   67,671     74,736    (3,280)   78,016
                  ---------- --------- --------- ---------- --------- ---------
Total interest-
bearing
liabilities.....    102,271   (89,503)  191,774    168,856   (15,076)  183,932
                  ---------- --------- --------- ---------- --------- ---------
Noninterest-
bearing
deposits........
Other
liabilities.....
Shareholders'
equity..........
Total
liabilities and
shareholders'
equity..........
Average interest
rate spread.....
Net yield on
earning assets..   $177,638  $  6,269  $171,369   $125,669  $(18,212) $143,881
                  ========== ========= ========= ========== ========= =========
Taxable
equivalent
adjustment......

-----
(1)Yields related to securities, loans and leases exempt from income taxes are stated on a taxable equivalent basis assuming tax rates in effect for the periods presented.
(2)Includes Federal funds sold and securities purchased under resale agreements or similar arrangements.
(3)Loan fees, which are not material for any of the periods shown, have been included for rate calculation purposes.
(4)Nonaccrual loans have been included in the average balances. Only the interest collected on such loans has been included as income.
(5)Includes assets which were held for sale or available for sale at amortized cost and trading securities at estimated fair value.

                                    Table 13

                               Noninterest Income

                                                                 % Change
                                                              ----------------
                                   Years Ended December 31,
                                  --------------------------- 1999 v.  1998 v.
                                    1999      1998     1997    1998     1997
                                  --------  -------- -------- -------  -------
                                    (Dollars in thousands)
Service charges on deposits...... $211,491  $190,394 $170,375   11.1%    11.7%
Mortgage banking income..........  153,020   118,200   75,973   29.5     55.6
Trust income.....................   55,416    42,603   36,849   30.1     15.6
Agency insurance commissions.....   78,945    52,186   40,149   51.3     30.0
Other insurance commissions......   11,814    11,284   14,069    4.7    (19.8)
Securities (losses) gains, net...   (5,202)    8,841    4,843 (158.8)    82.6
Bankcard fees and merchant
 discounts.......................   37,707    30,579   24,104   23.3     26.9
Investment banking and brokerage
 fees and commissions............  127,366    44,326   27,180  187.3     63.1
Other bank service fees and
 commissions.....................   61,614    57,170   44,037    7.8     29.8
International income.............    6,120     4,563    3,685   34.1     23.8
Amortization of negative
 goodwill........................    6,243     6,243    6,180     --      1.0
Other noninterest income.........   49,152    55,143   81,662  (10.9)   (32.5)
                                  --------  -------- -------- ------    -----
  Total noninterest income....... $793,686  $621,532 $529,106   27.7%    17.5%
                                  ========  ======== ======== ======    =====

                                    Table 14

                              Noninterest Expense

                                                                   % Change
                                                                ---------------
                                   Years Ended December 31,
                               -------------------------------- 1999 v. 1998 v.
                                  1999       1998       1997     1998    1997
                               ---------- ---------- ---------- ------- -------
                                    (Dollars in thousands)
Salaries and wages...........  $  601,394 $  503,834 $  456,367   19.4%   10.4%
Pension and other employee
 benefits....................     129,308    100,953    110,506   28.1    (8.6)
Net occupancy expense on bank
 premises....................      90,834     78,358     94,578   15.9   (17.1)
Furniture and equipment
 expense.....................     124,449    104,045     92,316   19.6    12.7
Federal deposit insurance
 premiums....................       9,406      5,522      6,975   70.3   (20.8)
Foreclosed property expense..       4,483      2,316      3,548   93.6   (34.7)
Amortization of intangibles
 and mortgage servicing
 rights......................      74,267     54,769     27,729   35.6    97.5
Software.....................      19,216     11,560     15,494   66.2   (25.4)
Telephone....................      28,669     23,770     21,669   20.6     9.7
Donations....................      12,046      6,643      7,536   81.3   (11.8)
Advertising and public
 relations...................      23,880     29,441     31,231  (18.9)   (5.7)
Travel and transportation....      14,939     11,168      9,636   33.8    15.9
Professional services........      72,354     54,514     53,600   32.7     1.7
Supplies.....................      20,857     19,786     18,494    5.4     7.0
Loan and lease expense.......      33,133     26,938     43,560   23.0   (38.2)
Deposit related expense......      17,075     15,335     17,154   11.3   (10.6)
Other noninterest expenses...     159,746    134,272    140,915   19.0    (4.7)
                               ---------- ---------- ----------  -----   -----
  Total noninterest expense..  $1,436,056 $1,183,224 $1,151,308   21.4%    2.8%
                               ========== ========== ==========  =====   =====

                                   Table 15

                    Interest Rate Sensitivity Gap Analysis
                               December 31, 1999

                                     Expected Repricing or Maturity Date
                          -------------------------------------------------------------
                            Within       One to      Three to   After Five
                           One Year    Three Years  Five Years    Years        Total
                          -----------  -----------  ----------  ----------  -----------
                                           (Dollars in thousands)
Assets
  Securities and other
   interest-earning
   assets*..............  $ 2,899,391  $ 2,770,785  $3,880,017  $1,932,545  $11,482,738
  Federal funds sold and
   securities purchased
   under resale
   agreements or similar
   arrangements.........      244,520           --          --          --      244,520
  Loans and leases**....   17,129,553    4,659,681   5,040,816   3,906,633   30,736,683
                          -----------  -----------  ----------  ----------  -----------
Total interest-earning
 assets.................   20,273,464    7,430,466   8,920,833   5,839,178   42,463,941
                          -----------  -----------  ----------  ----------  -----------
Liabilities
  Savings and interest
   checking***..........           --    1,188,566     396,189     396,189    1,980,944
  Money rate
   savings***...........    4,240,143    4,240,142          --          --    8,480,285
  Other time deposits...   10,970,202    2,353,880     274,597      62,843   13,661,522
  Foreign deposits......      529,401           --          --          --      529,401
  Federal funds
   purchased and
   securities sold under
   repurchase agreements
   or similar
   arrangements.........    2,197,655           --          --          --    2,197,655
  Long-term debt and
   other borrowings.....    6,427,413      442,158     145,652   3,388,488   10,403,711
                          -----------  -----------  ----------  ----------  -----------
Total interest-bearing
 liabilities............   24,364,814    8,224,746     816,438   3,847,520  $37,253,518
                          -----------  -----------  ----------  ----------  ===========
Asset-liability gap.....   (4,091,350)    (794,280)  8,104,395   1,991,658
                          -----------  -----------  ----------  ----------
Derivatives affecting
 interest rate
 sensitivity:
  Pay fixed interest
   rate swaps...........      476,146       (4,361)   (441,036)    (30,749)
  Receive fixed interest
   rate swaps...........     (560,000)          --     270,000     290,000
  Caps, floors and
   collars..............      (47,250)          --      47,250          --
                          -----------  -----------  ----------  ----------
                            (131,104)       (4,361)   (123,786)    259,251
                          -----------  -----------  ----------  ----------
Interest rate
 sensitivity gap........  $(4,222,454) $  (798,641) $7,980,609  $2,250,909
                          ===========  ===========  ==========  ==========
Cumulative interest rate
 sensitivity gap........  $(4,222,454) $(5,021,095) $2,959,514  $5,210,423
                          ===========  ===========  ==========  ==========

--------
*    Securities based on amortized cost.
** Loans and leases include loans held for sale and are net of unearned income.
*** Projected runoff of deposits that do not have a contractual maturity date was computed based upon decay rate assumptions developed by bank regulators to assist banks in addressing FDICIA rule 305.

                                    Table 16

                         Capital--Components and Ratios

                                                            December 31,
                                                       ------------------------
                                                          1999         1998
                                                       -----------  -----------
                                                       (Dollars in thousands)
Tier 1 capital........................................ $ 3,037,105  $ 2,906,707
Tier 2 capital........................................   1,161,040    1,173,484
                                                       -----------  -----------
Total regulatory capital.............................. $ 4,198,145  $ 4,080,191
                                                       ===========  ===========
Risk-based capital ratios:
  Tier 1 capital......................................         9.4%        10.6%
  Total regulatory capital............................        13.0         14.8
Tier 1 leverage ratio.................................         6.8          7.3

                                    Table 17

                         Quarterly Common Stock Summary

                               1999                           1998
                  ------------------------------ ------------------------------
                  Closing Sales Prices           Closing Sales Prices
                  -------------------- Dividends -------------------- Dividends
                   High   Low    Last    Paid     High   Low    Last    Paid
                  ------ ------ ------ --------- ------ ------ ------ ---------
Quarter Ended:
  March 31....... $40.44 $34.94 $36.19   $.175   $33.84 $29.03 $33.84   $.155
  June 30........  40.25  33.81  36.69    .175    34.06  32.03  33.81    .155
  September 30...  36.63  30.50  32.38     .20    36.03  28.00  29.94    .175
  December 31....  36.94  27.31  27.38     .20    40.63  27.31  40.31    .175
                                         -----                          -----
    Year......... $40.44 $27.31 $27.38   $ .75   $40.63 $27.31 $40.31   $ .66
                                         =====                          =====

                                    Table 18

                     Quarterly Financial Summary--Unaudited

                                              1999                                               1998
                         -------------------------------------------------- -----------------------------------------------
                           Fourth        Third       Second        First      Fourth       Third      Second       First
                           Quarter      Quarter      Quarter      Quarter     Quarter     Quarter     Quarter     Quarter
                         -----------  -----------  -----------  ----------- ----------- ----------- ----------- -----------
                                                  (Dollars in thousands, except per share data)
Consolidated Summary of
 Operations:
 Net interest income
  FTE..................  $   455,872  $   445,899  $   433,411  $   409,892 $   400,531 $   390,024 $   398,484 $   378,397
 FTE adjustment........       22,278       23,149       22,388       19,177      19,106      17,414      17,006      16,423
 Provision for loan and
  lease losses.........       37,737       21,862       23,499       21,569      25,850      23,029      28,224      26,045
 Securities (losses)
  gains, net...........         (926)      (1,575)      (2,895)         194       2,126       2,542       1,351       2,822
 Other noninterest
  income...............      205,426      202,940      207,532      182,990     158,023     157,857     154,396     142,415
 Noninterest expense...      380,443      381,241      349,122      325,250     306,207     300,712     292,999     283,306
 Provision for income
  taxes................       74,270       71,177       78,166       73,072      65,659      66,072      69,849      64,119
                         -----------  -----------  -----------  ----------- ----------- ----------- ----------- -----------
 Net income............  $   145,644  $   149,835  $   164,873  $   154,008 $   143,858 $   143,196 $   146,153 $   133,741
                         ===========  ===========  ===========  =========== =========== =========== =========== ===========
 Diluted net income per
  share................  $       .41  $       .43  $       .47  $       .44 $       .41 $       .42 $       .42 $       .39
                         ===========  ===========  ===========  =========== =========== =========== =========== ===========
Selected Average
 Balances:
 Assets................  $45,292,012  $44,416,597  $43,491,518  $41,560,422 $40,240,901 $38,020,660 $38,491,440 $37,700,027
 Securities, at
  amortized cost.......   11,529,896   11,851,013   11,516,038   10,351,116  10,223,946   9,404,725   9,602,955   9,447,202
 Loans and leases *....   30,382,190   29,295,979   28,688,111   28,078,948  26,938,336  25,901,741  26,039,929  25,362,679
 Total earning assets..   42,237,405   41,590,038   40,593,748   38,739,454  37,436,001  35,597,872  36,084,042  35,307,295
 Deposits..............   28,955,497   28,683,773   28,210,933   27,822,672  26,753,133  25,451,404  25,888,435  25,421,752
 Short-term borrowed
  funds................    6,142,365    5,828,576    5,546,130    4,312,588   4,452,967   4,281,779   4,829,209   4,530,303
 Long-term debt........    6,084,206    5,939,927    5,717,413    5,453,044   5,148,796   4,762,526   4,173,606   4,196,302
 Total interest-bearing
  liabilities..........   37,040,541   36,442,901   35,550,763   33,780,461  32,567,493  30,917,956  31,326,542  30,765,957
 Shareholders' equity..    3,429,785    3,302,696    3,374,246    3,345,572   3,304,732   2,942,666   2,991,571   2,975,744

------
*  Loans and leases are net of unearned income and include loans held for sale.